Exhibit 10.1

GRAMERCY PROPERTY TRUST INC.

GPT PROPERTY TRUST LP

3.75% Exchangeable Senior Notes Due 2019

Registration Rights Agreement

March 24, 2014

MORGAN STANLEY & CO. LLC

As Representative of the several Initial Purchasers
listed in Schedule I to the Purchase Agreement

c/o	Morgan Stanley & Co. LLC

1585 Broadway, 29th Floor

New York, NY 10036

Ladies and Gentlemen:

GPT Property Trust LP, a Delaware limited partnership (the “Operating Partnership”), proposes to issue and sell to certain purchasers (the “Initial Purchasers”), for whom you (the “Representative”) are acting as representative, its 3.75% Exchangeable Senior Notes due 2019 (the “Notes”), upon the terms set forth in the Purchase Agreement by and among the Operating Partnership, Gramercy Property Trust Inc. (the “Company”), a Maryland corporation and the sole general partner of the Operating Partnership, and the Representative, dated March 18, 2014 (the “Purchase Agreement”), relating to the initial placement (the “Initial Placement”) of the Notes. Upon an exchange of Notes at the option of the holder thereof, the Operating Partnership will be required to deliver cash, shares of common stock of the Company, par value $0.001 per share (the “Company Common Stock”) or a combination of cash and shares of Company Common Stock, at the election of the Operating Partnership. The Notes will be fully and unconditionally guaranteed as to the payment of principal and interest by the Company. To induce the Initial Purchasers to enter into the Purchase Agreement and to satisfy their obligations thereunder, the holders of the Notes will have the benefit of this registration rights agreement (this “Agreement”) by and among the Operating Partnership, the Company and the Initial Purchasers whereby the Company agrees with you for your benefit and the benefit of the holders from time to time of the Notes and the Registrable Securities (including the Initial Purchasers) (each a “Holder” and, collectively, the “Holders”), as follows:

1.          Definitions. Capitalized terms used but not defined herein shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Additional Interest” shall have the meaning set forth in Section 7 hereof.

“Affiliate” shall have the meaning specified in Rule 405 under the Act.

“Automatic Shelf Registration Statement” shall mean a Shelf Registration Statement filed by a Well-Known Seasoned Issuer which shall become effective upon filing thereof pursuant to General Instruction I.D for Form S-3.

“Broker-Dealer” shall mean any broker or dealer registered as such under the Exchange Act.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Closing Date” shall mean the date of the first issuance of the Notes.

“Company” shall have the meaning set forth in the preamble hereto.

“Company Common Stock” shall have the meaning set forth in the preamble hereto.

“Commission” shall mean the Securities and Exchange Commission.

“Control” shall have the meaning specified in Rule 405 under the Act and the terms “controlling” and “controlled” shall have meanings correlative thereto.

“Deferral Period” shall have the meaning indicated in Section 3(i) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Exchange Price” shall have the meaning specified in the Indenture.

“Final Memorandum” shall mean the offering memorandum, dated March 18, 2014, relating to the Notes, including any and all annexes thereto and any information incorporated by reference therein as of such date.

“FINRA Rules” shall mean the Conduct Rules and the By-Laws of the Financial Industry Regulatory Authority.

“Holder” shall have the meaning set forth in the preamble hereto.

“Indenture” shall mean the Indenture relating to the Notes, dated as of March 24, 2014, by and among the Operating Partnership, the Company, as guarantor, and U.S. Bank National Association, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

“Initial Placement” shall have the meaning set forth in the preamble hereto.

2

“Initial Purchasers” shall have the meaning set forth in the preamble hereto.

“Losses” shall have the meaning set forth in Section 5(d) hereof.

“Maturity Date” shall have the meaning specified in the Indenture.

“Majority Holders” shall mean, on any date, Holders of a majority of the shares of Company Common Stock registered under the Shelf Registration Statement.

“Managing Underwriters” shall mean the investment banker or investment bankers and manager or managers that administer an underwritten offering, if any, conducted pursuant to Section 6 hereof.

“Notes” shall have the meaning set forth in the preamble hereto.

“Notice and Questionnaire” shall mean a written notice delivered to the Company substantially in the form attached as Annex A to the Final Memorandum.

“Notice Holder” shall mean, on any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date.

“Operating Partnership” shall have the meaning set forth in the preamble hereto.

“Prospectus” shall mean a prospectus included in the Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Company Common Stock covered by the Shelf Registration Statement, and all amendments and supplements thereto, including any and all exhibits thereto and any information incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble hereto.

“Registrable Securities” shall mean shares of Company Common Stock, if any, deliverable by the Operating Partnership upon exchange of the Notes initially sold to the Initial Purchasers pursuant to the Purchase Agreement other than such shares of Company Common Stock that have (i) been registered under the Shelf Registration Statement and disposed of in accordance therewith, (ii)  become eligible to be transferred without condition as contemplated by Rule 144 under the Act or any successor rule or regulation thereto that may be adopted by the Commission or (iii) ceased to be outstanding.

“Registration Default” shall have the meaning set forth in Section 7 hereof.

“Representative” shall have the meaning set forth in the preamble hereto.

“Shelf Registration Period” shall have the meaning set forth in Section 2(b) hereof.

3

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 2 hereof which covers some or all of the Company Common Stock on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein. References to “Shelf Registration Statement” shall be deemed to mean “Automatic Shelf Registration Statement” if, at the time of its filing, the Company is a Well-Known Seasoned Issuer.

“Trading Day” shall have the meaning set forth in the Indenture.

“Underwriter” shall mean any underwriter of Company Common Stock in connection with an offering thereof under the Shelf Registration Statement.

“Well-Known Seasoned Issuer” shall have the meaning set forth in Rule 405 under the Act.

2.          Shelf Registration. (a) The Company shall file with the Commission a Shelf Registration Statement providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities, from time to time in accordance with the methods of distribution elected by such Holders, pursuant to Rule 415 under the Act or any similar rule that may be adopted by the Commission and shall use its commercially reasonable efforts to cause such Shelf Registration Statement to become effective on or prior to the 180th day after the Closing Date.

(b)          The Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period (the “Shelf Registration Period”) from the date the Shelf Registration Statement becomes effective or is declared effective by the Commission as the case may be, to and including the earlier of (i) the 20th Trading Day immediately following the Maturity Date (subject to extension for any suspension of the effectiveness of the Shelf Registration Statement during such 20 Trading Day period immediately following the Maturity Date) or (ii) the date upon which there are no Notes or Registrable Securities outstanding. The Company shall be deemed not to have used its commercially reasonable efforts to keep the Shelf Registration Statement effective during the Shelf Registration Period if it voluntarily takes any action that would result in Holders of Registrable Securities not being able to offer and sell such Registrable Securities at any time during the Shelf Registration Period, unless such action is (x) required by applicable law or otherwise undertaken by the Company in good faith and for valid business reasons (not including avoidance of the Company’s obligations hereunder), including the acquisition or divestiture of assets, or (y) permitted by Section 3(i) hereof.

(c)          The Company shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Act; and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

4

(d)          Subject to applicable law, the Company shall issue a press release through a reputable national newswire service announcing the anticipated effective date of the Shelf Registration Statement at least 15 Business Days prior to such anticipated effective date. Each Holder, in order to be named in the Shelf Registration Statement at the time of its initial effectiveness, will be required to deliver a Notice and Questionnaire (which shall include an agreement by such Holder to be bound by all of the provisions of this Agreement applicable to such Holder) and such other information as the Company may reasonably request in writing, if any, to the Company at least 10 Business Days prior to the anticipated effective date of the Shelf Registration Statement as announced in the press release. From and after the effective date of the Shelf Registration Statement, the Company shall use its commercially reasonable efforts, as promptly as is practicable after the date a Notice and Questionnaire is delivered to the Company by a Holder, and in any event within 10 Business Days after such date, (i) if required by applicable law, to file with the Commission a post-effective amendment to the Shelf Registration Statement or to prepare and, if permitted or required by applicable law, to file a supplement to the related Prospectus or an amendment or supplement to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus, and so that such Holder is permitted to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law (provided that the Company shall not be required to file more than one supplement or post-effective amendment in any 30-day period in accordance with this Section 2(d)(i)) and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its commercially reasonable efforts to cause such post-effective amendment to become or to be declared effective under the Act as promptly as is practicable; (ii) provide such Holder, upon request, copies of any documents filed pursuant to Section 2(d)(i) hereof; and (iii) notify such Holder as promptly as practicable after the effectiveness under the Act of any post-effective amendment filed pursuant to Section 2(d)(i) hereof; provided that if such Notice and Questionnaire is delivered during a Deferral Period to the Company by a Holder, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 3(i) hereof. Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in the Shelf Registration Statement or related Prospectus; provided, however, that any Holder that becomes a Notice Holder pursuant to the provisions of this Section 2(d) (whether or not such Holder was a Notice Holder at the effective date of the Shelf Registration Statement) shall be named as a selling securityholder in the Shelf Registration Statement or related Prospectus in accordance with the requirements of this Section 2(d). Notwithstanding the foregoing, if the Notes are exchanged as provided for in Article 14 of the Indenture, then the Company shall use its commercially reasonable efforts to file the post-effective amendment or supplement within 10 Business Days of the exchange date, or if such Notice and Questionnaire is delivered during a Deferral Period, upon expiration of the Deferral Period.

5

3.            Registration Procedures. The following provisions shall apply in connection with the Shelf Registration Statement.

(a)          The Company shall:

(i)          furnish to each of the Representative and to counsel for the Notice Holders, not less than five Business Days prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein (including all documents incorporated by reference therein after the initial filing) and shall use its commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as the Representative reasonably propose; and

(ii)         include in such Shelf Registration Statement and each amendment thereto and each amendment or supplement, if any, to the Prospectus, in each case, as required by the Act, information regarding the Notice Holders and the methods of distribution they have elected for their Registrable Securities provided to the Company in Notices and Questionnaires as necessary to permit such distribution by the methods specified therein.

(b)          The Company shall ensure that:

(i)          the Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act; and

(ii)         the Shelf Registration Statement and any amendment thereto do not, when each becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)          The Company shall advise the Representative, the Notice Holders and any Underwriter that has provided in writing to the Company a telephone or facsimile number and address for notices, and confirm such advice in writing, if requested (which notice pursuant to clauses (ii) - (v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

(i)          when the Shelf Registration Statement and any amendment thereto have been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii)         of any request by the Commission for any amendment or supplement to the Shelf Registration Statement or the Prospectus or for additional information;

(iii)        of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the institution or threatening of any proceeding for that purpose;

6

(iv)         of the receipt by the Company of any notification with respect to the suspension of the qualification of the Company Common Stock included therein for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose; and

(v)          of the happening of any event that requires any change in the Shelf Registration Statement or the Prospectus so that, as of such date, they (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(d)          The Company shall use its commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of the Shelf Registration Statement or the qualification of the securities therein for sale in any jurisdiction and, if issued, to obtain as soon as possible the withdrawal thereof. The Company shall undertake additional commercially reasonable actions as required to permit unrestricted resales of the Registrable Securities in accordance with the terms and conditions of this Agreement.

(e)          Upon request, the Company shall furnish to each Notice Holder, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if a Notice Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

(f)          During the Shelf Registration Period, the Company shall promptly deliver to each Initial Purchaser, each Notice Holder, and any sales or placement agents or underwriters acting on their behalf, without charge, as many copies of the Prospectus (including the preliminary Prospectus, if any) included in the Shelf Registration Statement and any amendment or supplement thereto as any such person may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the foregoing in connection with the offering and sale of the Registrable Securities.

(g)          Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall arrange for the qualification of the Registrable Securities for sale under the laws of such U.S. jurisdictions as any Notice Holder shall reasonably request and shall maintain such qualification in effect so long as required; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the Initial Placement or any offering pursuant to the Shelf Registration Statement, in any jurisdiction where it is not then so subject.

(h)          Upon the occurrence of any event contemplated by subsections (c)(ii) through (v) above, the Company shall promptly (or within the time period provided for by Section 3(i) hereof, if applicable) prepare a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to subsequent purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7

(i)          Upon the occurrence or existence of any pending corporate development, public filings with the Commission or any other material event that, in the reasonable judgment of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus, the Company shall give notice (without notice of the nature or details of such events) to the Notice Holders that the availability of the Shelf Registration Statement is suspended and, upon receipt of any such notice, each Notice Holder agrees (i) not to sell any Registrable Securities pursuant to the Shelf Registration Statement until such Notice Holder’s receipt of copies of the supplemented or amended Prospectus provided for in Section 3(i) hereof, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus and (ii) to hold such notice in confidence. Except in the case of a suspension of the availability of the Shelf Registration Statement and the related Prospectus solely as the result of the filing of a post-effective amendment or supplement to the Prospectus to add additional selling securityholders therein, the period during which the availability of the Shelf Registration Statement and any Prospectus is suspended (the “Deferral Period”) shall not exceed 45 days in any calendar quarter or 90 days in any calendar year; provided, however, that, if the event triggering the Deferral Period relates to a proposed or pending material business transaction, the disclosure of which the board of directors of the Company has determined in good faith would be reasonably likely to impede the Company’s ability to consummate the transaction or would otherwise be materially detrimental to the Company and its subsidiaries taken as a whole, the Company may extend the Deferral Period from 45 days to 60 days in any calendar quarter or from 90 days to 120 days in any calendar year.

(j)          The Company shall comply with all applicable rules and regulations of the Commission and shall make generally available to its securityholders an earnings statement satisfying the provisions of Section 11(a) of the Act as soon as practicable after the effective date of the Shelf Registration Statement and in any event no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement.

(k)          The Company may require each Holder of Registrable Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement. The Company may exclude from the Shelf Registration Statement the Registrable Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

(l)          Subject to Section 6 hereof, the Company shall enter into customary agreements (including, if requested, an underwriting agreement in customary form) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain customary indemnification provisions and procedures.

8

(m)          Subject to Section 6 hereof, for persons who are or may be “underwriters” with respect to the Company Common Stock issued upon exchange of the Notes within the meaning of the Act and who make appropriate requests for information to be used solely for the purpose of taking reasonable steps to establish a due diligence or similar defense in connection with the proposed sale of such Company Common Stock pursuant to the Shelf Registration Statement, the Company shall:

(i)          make reasonably available for inspection by the Holders of Company Common Stock to be registered thereunder, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records and pertinent corporate documents of the Company and its subsidiaries;

(ii)         cause the Company’s officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement as is customary for similar due diligence examinations;

(iii)        make such representations and warranties to the Holders of Company Common Stock registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

(iv)        obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder of Registrable Securities and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

(v)         obtain “comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each selling Holder of Registrable Securities and the Underwriters, if any, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with primary underwritten offerings; and

(vi)        deliver such documents and certificates as may be reasonably requested by the Majority Holders or the Managing Underwriters, if any, including those to evidence compliance with Section 3(h) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

9

Subject to Section 6 hereof, the actions set forth in clauses (iii), (iv), (v) and (vi) of this paragraph (m) shall be performed in connection with any underwriting or similar agreement as and to the extent required thereunder.

(n)        In the event that any Broker-Dealer shall underwrite any Company Common Stock or participate as a member of an underwriting syndicate or selling group or “participate in an offering” (within the meaning of the FINRA Rules) thereof, whether as a Holder of such Company Common Stock or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall, upon the reasonable request of such Broker-Dealer, comply with any such reasonable request of such Broker-Dealer in complying with the FINRA Rules.

(o)        The Company shall use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Company Common Stock covered by the Shelf Registration Statement.

4.          Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel (which shall initially be Hunton & Williams LLP, but which may be another nationally recognized law firm experienced in securities matters designated by the Majority Holders) to act as counsel for the Holders in connection therewith. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registerable Securities.

5.          Indemnification and Contribution. (a) The Company and the Operating Partnership agree to indemnify and hold harmless each Holder of Company Common Stock covered by the Shelf Registration Statement, each Initial Purchaser, the directors, officers, employees, Affiliates and agents of each such Holder or Initial Purchaser and each person who controls any such Holder or Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or in any “free writing prospectus” (as defined in Rule 405 promulgated under the Securities Act), or in any amendment thereof or supplement thereto, or caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus, the Prospectus or free writing prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Operating Partnership will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the party claiming indemnification specifically for inclusion therein.

10

The Company and the Operating Partnership also agree to indemnify as provided in this Section 5(a) or contribute as provided in Section 5(d) hereof to Losses of each Underwriter, if any, of Company Common Stock registered under the Shelf Registration Statement, its directors, officers, employees, Affiliates or agents and each person who controls such underwriter on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this paragraph (a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 3(l) hereof.

(b)          Each Holder of securities covered by the Shelf Registration Statement (including each Initial Purchaser that is a Holder, in such capacity) severally and not jointly agrees to indemnify and hold harmless the Company and the Operating Partnership, each of the Company’s directors, each of the Company’s officers who signs the Shelf Registration Statement and each person who controls the Company or the Operating Partnership within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Operating Partnership to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement shall be acknowledged by each Notice Holder that is not an Initial Purchaser in such Notice Holder’s Notice and Questionnaire and shall be in addition to any liability that any such Notice Holder may otherwise have.

(c)          Promptly after receipt by an indemnified party under this Section 5 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it has been materially prejudiced through the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. If any action shall be brought against an indemnified party and it shall have notified the indemnifying party thereof, the indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood and agreed that the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate law firm (in addition to any local counsel) for all indemnified persons. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

11

(d)          In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending loss, claim, liability, damage or action) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Shelf Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to the Notes, as set forth in the Final Memorandum, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Shelf Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Operating Partnership shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth in the Final Memorandum. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Final Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Company Common Stock registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Shelf Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company or the Operating Partnership within the meaning of either the Act or the Exchange Act, each officer of the Company or the Operating Partnership who shall have signed the Shelf Registration Statement and each director of the Company or the Operating Partnership shall have the same rights to contribution as the Company and the Operating Partnership, subject in each case to the applicable terms and conditions of this paragraph (d).

12

(e)          The provisions of this Section 5 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or the Operating Partnership or any of the indemnified persons referred to in this Section 5, and shall survive the sale by a Holder of securities covered by the Shelf Registration Statement.

6.            Underwritten Registrations. (a) In no event will the method of distribution of Registrable Securities take the form of an underwritten offering without the prior written consent of the Company. Consent may be conditioned on waivers of any of the obligations in Section 3, Section 4 or Section 5 hereof.

(b)          If any Registrable Securities are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Company, subject to the prior written consent of the Holders of a majority of the Registrable Securities, which consent shall not be unreasonably withheld.

(c)          No person may participate in any underwritten offering pursuant to the Shelf Registration Statement unless such person: (i) agrees to sell such person’s Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

7.            Registration Defaults. If any of the following events shall occur (each, a “Registration Default”), then the Company shall pay additional interest on the Notes (“Additional Interest”) to the Holders as follows:

(a)          if the Shelf Registration Statement has not been filed with the Commission and become or declared effective, as the case may be, on or prior to the 180th day after the Closing Date, then commencing on the 181st day after the Closing Date, Additional Interest shall accrue on the aggregate outstanding principal amount of the Notes, at a rate of 0.25% per annum for the first 90 days from and including the 181st day after the Closing Date and 0.50% per annum thereafter; or

13

(b)          if the Shelf Registration Statement has been declared or becomes effective but ceases to be effective or usable for the offer and sale of the Registrable Securities, other than in connection with (i) a Deferral Period or (ii) as a result of a requirement to file a post-effective amendment or supplement to the Prospectus to make changes to the information regarding selling securityholders or the plan of distribution provided for therein, at any time during the Shelf Registration Period and the Company does not cure the lapse of effectiveness or usability within 10 Business Days (or, if a Deferral Period is then in effect and subject to the 10 Business Day filing requirement and the proviso regarding the filing of post-effective amendments in Section 2(d) with respect to any Notice and Questionnaire received during such period, within 10 Business Days following the expiration of such Deferral Period or period permitted pursuant to Section 2(d)), then Additional Interest shall accrue on the aggregate outstanding principal amount of the Notes at a rate of 0.25% per annum for the first 90 days from and including the day following such tenth Business Day and 0.50% per annum thereafter; or

(c)          if the Company through its omission fails to name as a selling securityholder any Holder that had complied timely with its obligations hereunder in a manner to entitle such Holder to be so named in (i) the Shelf Registration Statement at the time it first became effective or (ii) any Prospectus at the later of time of filing thereof or the time the Shelf Registration Statement of which the Prospectus forms a part becomes effective, then Additional Interest shall accrue, on the aggregate outstanding principal amount of the Notes held by such Holder, at a rate of 0.25% per annum for the first 90 days from and including the day following the effective date of such Shelf Registration Statement or the time of filing of such Prospectus, as the case may be, and 0.50% per annum thereafter; or

(d)          if the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(i) hereof, then commencing on the day the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period, Additional Interest shall accrue on the aggregate outstanding principal amount of the Notes at a rate of 0.25% per annum for the first 90 days from and including such date, and 0.50% per annum thereafter;

provided, however, that (1) upon the filing and effectiveness (whether upon such filing or otherwise) of the Shelf Registration Statement (in the case of paragraph (a) above), (2) upon such time as the Shelf Registration Statement which had ceased to remain effective or usable for resales again becomes effective and usable for resales (in the case of paragraph (b) above), (3) upon the time such Holder is permitted to sell its Registrable Securities pursuant to any Shelf Registration Statement and Prospectus in accordance with applicable law (in the case of paragraph (c) above), (4) upon the termination of the Deferral Period that caused the limit on the aggregate duration of Deferral Periods in a period set forth in 3(i) to be exceeded (in the case of paragraph (d) above), or (5) in any case, notwithstanding the preceding clauses (1) through (4), upon the earlier of the two dates provided in clauses (i) and (ii) of Section 2(b), Additional Interest shall cease to accrue.

14

Any amounts of Additional Interest due pursuant to this Section 7 will be payable in cash on the next succeeding interest payment date to Holders entitled to receive such Additional Interest on the relevant record dates for the payment of interest. If any Note ceases to be outstanding during any period for which Additional Interest is accruing, the Company will prorate the Additional Interest payable with respect to such Note.

The Additional Interest rate on the Notes shall not exceed in the aggregate 0.50% per annum and shall not be payable under more than one clause above for any given period of time, except that if Additional Interest would be payable because of more than one Registration Default, but at a rate of 0.25% per annum under one Registration Default and at a rate of 0.50% per annum under the other, then the Additional Interest rate shall be the higher rate of 0.50% per annum.

Notwithstanding any provision in this Agreement, in no event shall interest, including Additional Interest, accrue to holders of shares of Company Common Stock issued upon exchange of Notes. However, the Operating Partnership shall comply with its obligations under Section 5.12 of the Indenture, if applicable.

8.          No Inconsistent Agreements. Neither the Company nor the Operating Partnership has entered into, and each agrees not to enter into, any agreement with respect to its securities that is inconsistent with the registration rights granted to the Holders herein.

9.          Rule 144A and Rule 144. So long as any Registrable Securities remain outstanding, the Company shall file the reports required to be filed by it under Rule 144A(d)(4) under the Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of such Holder’s Registrable Securities pursuant to Rules 144 and 144A of the Act. The Company covenants that it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 9 shall be deemed to require the Company or the Operating Partnership to register any of its securities pursuant to the Exchange Act.

10.         Listing. The Company shall use its commercially reasonable efforts to maintain the approval of the Company Common Stock for listing on the New York Stock Exchange.

11.         Amendments and Waivers. The provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of a majority of the Registrable Securities; provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, modification, supplement, waiver or consent is to be effective; provided, further, that no amendment, qualification, modification, supplement, waiver or consent with respect to Section 7 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder; and provided, further, that the provisions of this Section 11 may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Initial Purchasers and each Holder.

15

12.         Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

(a)          if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of the Notice and Questionnaire;

(b)          if to the Initial Purchasers or the Representative, initially at the address or addresses set forth in the Purchase Agreement; and

(c)          if to the Company or the Operating Partnership, initially at its address set forth in the Purchase Agreement.

All such notices and communications shall be deemed to have been duly given when received.

The Initial Purchasers, the Company or the Operating Partnership by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

Notwithstanding the foregoing, notices given to Holders holding Notes in book-entry form may be given through the facilities of DTC or any successor depository.

13.          Remedies. Each Holder, in addition to being entitled to exercise all rights provided to it herein or in the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Operating Partnership agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of the provisions of this Agreement and hereby agree to waive in any action for specific performance the defense that a remedy at law would be adequate.

14.          Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for an express assignment or any consent by the Company or the Operating Partnership thereto, subsequent Holders, and the indemnified persons referred to in Section 5 hereof. The Company and the Operating Partnership hereby agree to extend the benefits of this Agreement to any Holder, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

16

15.          Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

16.          Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

17.          Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

18.          Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

19.          Company Common Stock Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of Company Common Stock is required hereunder, Company Common Stock held by the Company or its Affiliates (other than subsequent Holders of Company Common Stock if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Company Common Stock) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

[Signature Page Follows]

17

Very truly yours,

Gramercy Property Trust Inc.

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

GPT Property Trust LP

By:	Gramercy Property Trust Inc., its general partner

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

[Signature Page to Registration Rights Agreement]

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

MORGAN STANLEY & CO. LLC
on behalf of itself and the several Initial Purchasers listed in Schedule 1 to the Purchase Agreement

MORGAN STANLEY & CO. LLC

By:	/s/ James Collins
Name: James Collins
Title: Managing Director

[Signature Page to Registration Rights Agreement]